SUP-0119-0418

SANFORD C. BERNSTEIN FUND, INC.

-International Portfolio

-Tax-Managed International Portfolio

-Emerging Markets Portfolio

-Short Duration Diversified Municipal Portfolio

(the “Portfolios”)

Supplement dated April 26, 2018 to the Prospectus dated January 26, 2018 of the International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio and Short Duration Diversified Municipal Portfolio of Sanford C. Bernstein Fund, Inc.

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Effective immediately, the third paragraph of the section of the Prospectus entitled “Additional Investment Information, Special Investment Techniques and Related Risks — Principal Investments, Investment Strategies and Risks — Investment in Exchange-Traded Funds and Other Investment Companies” is deleted in its entirety and replaced with the following:

The Overlay Portfolios, the International Portfolio, the Tax-Managed International Portfolio, the Emerging Markets Portfolio, the Short Duration Diversified Municipal Portfolio, the International Strategic Equities Portfolio, the International Small Cap Portfolio and the Small Cap Core Portfolio may also invest in other investment companies, including affiliated investment companies, as permitted by the 1940 Act. As with ETFs, if the Portfolios acquire shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which, if not waived or reimbursed in whole or in part, would be in addition to the Portfolios’ expenses. These Portfolios intend to invest uninvested cash balances in an affiliated money market fund, the AB Government Money Market Portfolio of AB Fixed-Income Shares, Inc. (the “Money Market Portfolio”), as permitted by Rule 12d1-1 under the 1940 Act, and the Overlay Portfolios intend to invest from time to time in other affiliated investment companies, including the AB All Market Real Return Portfolio of AB Bond Fund, Inc. (the “Real Return Portfolio”). In addition, the Overlay A Portfolio and Tax-Aware Overlay A Portfolio intend to invest from time to time in the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio of the SCB Fund and the International Small Cap Portfolio, International Strategic Equities Portfolio and Small Cap Core Portfolio of the Bernstein Fund.

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This Supplement should be read in conjunction with the Prospectus for the Portfolios.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0119-0418